SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:  February 12, 1999
(Date of earliest event reported)

Commission File No. 333-17801





                   Norwest Integrated Structured Assets, Inc.
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        Delaware                                         Applied For
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(State of Incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                            21703
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Address of principal executive offices                       (Zip Code)



                                 (301) 846-8200
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               Registrant's Telephone Number, including area code



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              (Former name, former address and former fiscal year,
                         if changed since last report)

ITEM 5.  Other Events

         Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by Norwest Integrated Structured Assets, Inc. which are hereby filed pursuant to such letter.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                   Description
-----------                                   -----------

         (99)                                 Collateral Term Sheets
                                              prepared by Norwest Integrated
                                              Structured Assets, Inc. in
                                              connection with Norwest Integrated
                                              Structured Assets, Inc. Mortgage
                                              Asset-Backed Pass-Through
                                              Certificates, Series 1999-1

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORWEST INTEGRATED STRUCTURED
                                           ASSETS, INC.

February 12, 1999

                                           By: /s/ Alan S. McKenney
                                               ---------------------------------
                                               Alan S. McKenney
                                               Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.          Description                                  Electronic (E)
-----------          -----------                                  --------------

   (99)              Collateral Term Sheets                        E
                     prepared by Norwest Integrated
                     Structured Assets, Inc. in connection
                     with Norwest Integrated Structured
                     Assets, Inc. Mortgage Asset-Backed
                     Pass-Through Certificates, Series 1999-1